Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of M.L. Macadamia Orchards, L.P. (the “Partnership”) for the period ended December 31, 2008 on Form 10-K/A as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned management of the Partner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)          The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Dennis J. Simonis

Dennis J. Simonis
President and Chief Executive Officer
June 15, 2009